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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K




                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




               Date of Report (Date of earliest event reported):
                                October 14, 1998



                               PERRIGO COMPANY
              --------------------------------------------------
              (Exact name of registrant as specified in charter)





   MICHIGAN                  0-19725                     38-2799573
   --------                  -------                     ----------
(State of other            (Commission                 (I.R.S. Employer
Jurisdiction of            File Number)                 Identification
 Incorporation)                                            Number)




515 Eastern Avenue, Allegan, Michigan                       49010
-------------------------------------                       -----
(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code:
(616) 673-8451
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         ITEM 5.  Other Events

         The Perrigo Company announced that with the pending divestiture of the Personal Care business, following are organizational changes at the executive officer level:

         - Domestic Business.
           Mark Olesnavage was named President of L. Perrigo Company. He will be responsible for all domestic over-the-counter pharmaceutical and nutritional business, including sales, marketing, scientific affairs, production operations, and related departments. Mr. Olesnavage had been President - Customer Business Development.

         - International Business.
           Craig Hammond was named President of Perrigo International. He will be responsible for developing Perrigo's presence outside the United States, including all international business development, sales, marketing, and production operations, as well as the Company's business in Mexico, Quimica y Farmacia. He will continue to be responsible for Logistics, MIS, software implementation (SAP), and Human Resources. Mr. Hammond had been Chief Operations Officer.






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                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                PERRIGO COMPANY
                                                 (Registrant)



                                            By: /s/Thomas J. Ross
Dated: October 14, 1998                         --------------------------------
                                                Thomas J. Ross
                                                Vice President-Finance